Exhibit 99.1



         On December 3, 2002, the Company consummated various transactions
(the "Settlement") in accordance with the terms of the Settlement Agreement, pursuant to which Mafco Holdings and PX Holding (a) acquired (1) the shares of Panavision common stock, par value $0.01 per share (the "Panavision Common Stock"), that the Company purchased in April 2001, (2) the shares of Panavision Series A Preferred Stock that the Company acquired in December 2001, (3) the 9-5/8% Senior Subordinated Discount Notes Due 2006 that Pneumo Abex acquired in November 2001 (the "Existing Notes"), and (4) the promissory note in the amount of $6.7 million that Panavision issued to the Company in connection with its acquisition of the shares of Las Palmas Productions, Inc. in July 2002, and (b) delivered to the Company $90.5 million in cash and all of the shares of Company's Common Stock and Series B Preferred Stock that PX Holding had acquired since April 2001.

         The following unaudited pro forma financial data of the Company are based on the consolidated financial statements of the Company adjusted to give effect to the Settlement. The pro forma balance sheet data give effect to the Settlement as if it occurred on September 30, 2002. The unaudited pro forma statement of income data for the year ended December 31, 2001 and the nine months ended September 30, 2002 give effect to the Settlement as if it occurred on April 19, 2001 (the date of the Company's original acquisition of the Panavision Common Stock).

         The unaudited pro forma financial data give effect to certain pro forma adjustments which are described in the notes to these statements. The pro forma adjustments are based on available information and certain assumptions that management of the Company believes are reasonable. The pro forma financial data do not purport to represent what the Company's financial position or results of operations would have actually been had the Settlement, in fact, been consummated on such dates, or to project the Company's financial position or results of operations for any future date or period.

         The unaudited pro forma financial data should be read in conjunction with the historical financial statements of the Company and Panavision, including the related notes thereto.

M & F Worldwide Corp.
Unaudited Pro Forma Condensed Balance Sheet
September 30, 2002
(In millions)


                                                                Historical    Carrying Value    Pro forma       Pro Forma
                       ASSETS                                M&F Worldwide    of Panavision     Adjustments     M&F Worldwide
                                                             -------------    --------------    -----------     -------------

Current assets:
     Cash, cash equivalents                                      $   27.1            (6.9)           90.1  (1)    $ 105.9
                                                                                                     (4.4) (2)
     Accounts receivable, net                                        42.1           (32.7)                            9.4
     Inventories                                                     63.6           (10.7)                           52.9
   Prepaid expenses and other current assets                         12.4            (5.8)                            6.6
                                                                 ---------        --------        --------         -------
               Total current assets                                 145.2           (56.1)           85.7           174.8
Property, plant and equipment, net                                  244.7          (225.1)                           19.6
Goodwill, net                                                       332.9          (295.3)                           37.6
Other intangibles                                                   176.9           (67.6)                          109.3
Deferred tax asset, net                                               0.4                                             0.4
Pension asset                                                        13.9            --                              13.9
Other assets                                                         18.3           (14.0)                            4.3
                                                                 ---------        --------        --------        --------
                                                                 $  932.3          (658.1)           85.7         $ 359.9
                                                                 ========         ========        ========        ========

            LIABILITIES AND STOCKHOLDERS' EQUITY
Short term borrowings                                                 0.9                                             0.9
Accounts payable                                                      8.2            (5.1)                            3.1
Accrued liabilities                                                  44.6           (23.1)                           21.5
Current maturities of long-term debt                                309.5          (280.0)           (4.4) (2)       25.1
                                                                 --------         ---------       ---------        -------
     Total current liabilities                                      363.2          (308.2)           (4.4)           50.6

Long-term debt                                                      185.0          (146.2)                           38.8
Deferred tax liabilities                                             16.7           (17.6)            7.5 (1)         6.6
Other liabilities                                                    12.4            (9.5)                            2.9

Commitments and contingencies

Panavision Series B Preferred Stock                                  50.5           (50.5)                             --

Stockholders' equity:
Book value of Panavision net assets                                                (126.1)          126.1              --
Common stock                                                          0.2                                             0.2
Preferred stock                                                      41.7                           (41.7) (1)         --
Additional paid-in capital                                           27.9                                            27.9
Treasury stock at cost                                               (6.7)                           (7.1) (1)      (13.8)
Retained earnings                                                   244.6                             9.2  (1)      253.8
Accumulated other comprehensive loss                                 (3.2)                           (3.9) (1)       (7.1)
                                                                 ---------       ---------       ---------        --------
  Total stockholders' equity                                        304.5          (126.1)           82.6           261.0
                                                                 ---------       ---------       ---------        --------
Total liabilities and stockholders' equity                       $  932.3        $ (658.1)       $   85.7        $  359.9
                                                                 ========        ========        ========        ========


M & F Worldwide Corp.
Unaudited Pro Forma Condensed Statement of Income
September 30, 2002
(In millions, except per share data)



                                                           Historical     Historical         Pro forma        Pro Forma
                                                         M&F Worldwide    Panavision        Adjustments     M&F Worldwide
                                                         -------------    ----------        -----------     -------------
Net Revenues
  Panavision
     Rental income                                       $   113.5        $ (113.5)                            $     --
     Sales and other                                          27.9           (27.9)                                  --
  Mafco Worldwide                                             73.7                                                 73.7
                                                         ---------        ---------          -----------       ---------
    Total revenues                                           215.1          (141.4)                                73.7

Cost of revenues
  Panavision
     Cost of rentals                                          65.8           (65.8)                                  --
     Cost of sales                                            16.7           (16.7)                                  --
  Mafco Worldwide                                             36.5                                                 36.5
                                                         ---------        ---------          -----------       ---------
    Total cost of revenues                                   119.0           (82.5)                                36.5
                                                         ---------        ---------          -----------       ---------
Gross profit                                                  96.1           (58.9)                                37.2
Selling, general and administrative expenses                  54.2           (43.3)                                10.9
Shareholder litigation settlement, net                         1.3                                                  1.3
                                                         ---------        ---------          -----------       ---------
Operating income                                              40.6           (15.6)                                25.0
Interest expense, net                                        (27.2)           24.1                 (0.3)(1)        (3.4)
Foreign exchange gain                                          0.5            (0.7)                                (0.2)
Refinancing expense                                           (4.5)            4.5                                   --
Other income (loss), net                                       0.5            (0.6)                                (0.1)
Minority interest- accretion on Panavision
  Series B Preferred Stock                                    (1.3)            1.3                                   --
                                                         ---------        ---------          -----------       ---------
Income before income taxes                                     8.6            13.0                 (0.3)           21.3
Provision for income taxes                                    (5.0)           (3.7)                 0.1 (2)        (8.6)
                                                         ---------        ---------          -----------       ---------
Net income                                                     3.6             9.3                 (0.2)           12.7
Preferred stock dividend                                      (0.3)                                 0.3 (3)          --
                                                         ---------        ---------          -----------       ---------
Net income available to shareholders                     $     3.3        $    9.3              $   0.1        $   12.7
                                                         =========        =========          ===========       =========
Basic and diluted earnings per share:
Common stock- undistributed earnings                     $     0.13                                            $    0.71
                                                         ==========                                            =========

Preferred stock- distributed earnings                          0.04
Preferred stock- undistributed earnings                        0.13
                                                         ----------
  Total preferred stock                                  $     0.17
                                                         ==========

Basic weighted average shares outstanding:
Common stock                                                  19.6                                                 18.1
Preferred stock                                                6.9                                                   --
                                                          ---------                                             --------
  Total shares outstanding                                    26.5                                                 18.1
                                                          =========                                             ========

Diluted weighted average shares outstanding:
Common stock                                                  19.7                                                 18.2
Preferred stock                                                6.9
                                                          ---------                                             --------
  Total shares outstanding                                    26.6                                                 18.2
                                                          =========                                             ========


M & F Worldwide Corp.
Unaudited Pro Forma Condensed Statement of Income
December 31, 2001
(In millions, except per share data)

                                                           Historical    Historical      Pro forma              Pro Forma
                                                         M&F Worldwide   Panavision      Adjustments            M&F Worldwide
                                                         -------------   ----------      -----------            -------------
Net Revenues
     Panavision
     Rental income                                        $   101.1     $ (101.1)                                $    --
     Sales and other                                           23.9        (23.9)                                     --
  Mafco Worldwide                                              98.4                                                 98.4
                                                          ----------    ---------         ----------             --------
    Total revenues                                            223.4       (125.0)                                   98.4

Cost of revenues
  Panavision
     Cost of rentals                                           58.8        (58.8)                                     --
     Cost of sales                                             13.3        (13.3)                                     --
  Mafco Worldwide                                              51.6                                                 51.6
                                                          ----------    ---------         ----------             --------
    Total cost of revenues                                    123.7        (72.1)                                   51.6
                                                          ----------    ---------         ----------             --------
Gross profit                                                   99.7        (52.9)                                   46.8
Selling, general and administrative expenses                   62.2        (46.6)                                   15.6
Shareholder litigation settlement                               4.5                                                  4.5
Gain on pension reversion                                     (11.1)                                               (11.1)
                                                          ----------    ---------         ----------             --------
Operating income                                               44.1         (6.3)                                   37.8
Interest expense, net                                         (31.8)        27.7               (0.3) (1)            (4.4)
Foreign exchange gain                                           0.2         (0.2)                                     --
Other loss, net                                                (0.2)        (0.4)                                   (0.6)
                                                          ----------    ---------         ----------             --------
Income before income taxes and
  net extraordinary gain                                       12.3         20.8               (0.3)                32.8
Provision for income taxes                                    (10.5)        (6.8)               0.1  (2)           (17.2)
Income before extraordinary gain                                1.8         14.0               (0.2)                15.6
Preferred stock dividend                                       (0.2)                            0.2  (3)              --
                                                          ----------    ---------         ----------             --------
Income before net extraordinary gain
  available to shareholders                               $     1.6     $   14.0          $      --              $  15.6
                                                          ==========    =========         ==========             ========

Basic and diluted earnings per share:
Common stock- undistributed earnings
  before net extraordinary gain                           $    0.06                                             $   0.81
                                                          ==========                                             ========

Preferred stock- distributed earnings                         0.05
Preferred stock- undistributed earnings
  before net extraordinary gain                               0.06
                                                          ---------
  Total preferred stock                                   $   0.11
                                                          =========

Basic and diluted weighted average shares
  outstanding:
Common stock                                                  20.0                                                  19.3
Preferred stock                                                4.3                                                     -
                                                          ---------                                              --------
  Total shares outstanding                                    24.3                                                  19.3
                                                          =========                                              ========



Footnotes to Unaudited Pro Forma Condensed Balance Sheet

(1) Reflects the receipt of $90.1 million in cash (excluding $0.4 million of accrued interest on the Existing Notes through December 3, 2002) and all the shares of the Company's Common Stock and Series B Preferred Stock that were issued to Mafco Holdings since April 2001. The Common Stock is assumed to be reacquired based on the quoted market price at September 30, 2002. In connection with the Settlement, the Company recorded a gain of $9.2 million, which is net of the related tax effects. In connection with the Settlement, Panavision ceased to be a member of the affiliated tax group of which the Company was the common parent.

(2) Reflects the mandatory repayment of $4.4 million of borrowings under the Pneumo Abex credit agreement.

Footnotes to Unaudited Pro Forma Condensed Statements of Income

(1) Reflects the increase in interest expense attributable to the amendment of the Pneumo Abex credit agreement in connection with the Settlement.

(2)  Reflects the tax effect of the pro forma adjustments.

(3) Reflects the elimination of the dividend on the Series B Preferred Stock issued to Mafco Holdings.